Exhibit 10.1

WAIVER AND AMENDMENT NO. 1 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

among

CIT SOUTHEAST, INC.,

UNIFORCE SERVICES, INC.,

BRENTWOOD OF CANADA, INC.,

BRENTWOOD SERVICE GROUP, INC.,

COMFORCE INFORMATION TECHNOLOGIES, INC.,

COMFORCE TECHNICAL SERVICES, INC.,

COMFORCE TELECOM, INC.,

GERRI G., INC.,

CLINICAL LABFORCE OF AMERICA, INC.,

LABFORCE SERVICES OF AMERICA, INC.,

PRO UNLIMITED, INC.,

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,

UNIFORCE STAFFING SERVICES, INC.,

SUMTEC CORPORATION,

THISCO OF CANADA, INC.,

COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC.,

COMFORCE TECHNICAL, LLC,

PRO UNLIMITED MPS, INC.

and

CTS OF WASHINGTON, LLC

(As Current Borrowers)

and

COMFORCE OPERATING, INC.

(As Borrowing Agent)

and

THE LENDERS FROM TIME

TO TIME PARTIES THERETO

and

PNC BANK, NATIONAL ASSOCIATION

(as Administrative Agent and Lender)

as of March 17, 2004

WAIVER AND AMENDMENT NO. 1 TO REVOLVING CREDIT AND

SECURITY AGREEMENT

This Waiver and Amendment No. 1 to Revolving Credit and Security Agreement (this “Amendment”) is entered into as of March 17, 2004, by and among COMFORCE Operating, Inc., a corporation organized under the laws of the State of Delaware (“COI” or “Borrowing Agent”), CIT Southeast, Inc., a corporation organized under the laws of the State of New York (“CIT Southeast”), Uniforce Services, Inc., a corporation organized under the laws of the State of New York (“USI”), Brentwood of Canada, Inc., a corporation organized under the laws of the State of New York (“BOCI”), Brentwood Service Group, Inc., a corporation organized under the laws of the State of New York (“Brentwood”), COMFORCE Information Technologies, Inc., a corporation organized under the laws of the State of New York (“CIT”), COMFORCE Technical Services, Inc., a corporation organized under the laws of the State of Delaware (“CTS”), COMFORCE Telecom, Inc., a corporation organized under the laws of the State of Delaware (“CTI”), Gerri G., Inc., a corporation organized under the laws of the State of New York (“Gerri”), Clinical Labforce of America, Inc., a corporation organized under the laws of the State of New York (“CLOA”), Labforce Services of America, Inc., a corporation organized under the laws of the State of New York (“LSOA”), PrO Unlimited, Inc., a corporation organized under the laws of the State of New York (“PUI”), Temporary Help Industry Servicing Company, Inc., a corporation organized under the laws of the State of New York (“THISCI”), Uniforce Staffing Services, Inc., a corporation organized under the laws of the State of New York (“USSI”), Sumtec Corporation, a corporation organized under the laws of the State of Delaware (“Sumtec”), Thisco of Canada, Inc., a corporation organized under the laws of the State of New York (“Thisco”), COMFORCE Technical Services of Washington, Inc., a corporation organized under the laws of the State of New York (“CTSOWI”), COMFORCE Technical, LLC, a limited liability company organized under the laws of the State of New York (“CTLLC”), PrO Unlimited MPS, Inc., a corporation organized under the laws of the State of New York (“PUMPS”), CTS of Washington, LLC, a limited liability company formed under the laws of the State of New York (“CTSLLC”) (USI, BOCI, Brentwood, CIT Southeast, CIT, CTS, CTI, Gerri, CLOA, LSOA, PUI, Thisco, USSI, Sumtec, Thisco, CTSOWI, CTLLC, PUMPS and CTSLLC, each, a “Current Borrower” and collectively, “Current Borrowers”), Webster Business Credit Corporation, JPMorgan Chase Bank, Merrill Lynch Capital and PNC Bank, National Association (“PNC”), as Administrative Agent for Lenders (as defined below) (PNC, in such capacity, “Administrative Agent”). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, USI, BOCI, Brentwood, CIT Southeast, CIT, CTS, CTI, Gerri, CLOA, LSOA, PUI, THISCI, USSI, Sumtec, Thisco, CTSOWI, BXI Net, Inc., a corporation organized under the laws of the State of California (“BXI”), COMFORCE Coding Services, Inc., a corporation organized under the laws of the State of New York (“CC Services”), Camelot Communications Group, Inc., a corporation organized under the laws of the State of New Jersey (“Camelot Comm”), Camelot Control Group, Inc., a corporation organized under the laws of the State of New Jersey (“Camelot Control”), COMFORCE Technical Administrative Services, Inc., a corporation organized under the laws of the State of New York (“CTAS”), COMFORCE Technical NW, Inc., a corporation organized under the laws of the State of New York (“CTNW”), Uniforce Payrolling Services, Inc., a corporation organized under the laws of the State of New York (“UPSI”), Uniforce Payrolling Tri-State Inc., a corporation organized under the laws of the State of New York (“UPTSI”) (collectively, the “Original Borrowers”), Webster Business Credit Corporation (formerly known as Whitehall Business Credit Corporation), JPMorgan Chase Bank, Merrill Lynch Capital, the other financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually, a “Lender”) and PNC, as Lender and as Administrative Agent, entered into that certain Revolving Credit and Security Agreement dated as of June 25, 2003 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders made available to the Original Borrowers loans in an aggregate principal amount of up to $75,000,000; and

WHEREAS, certain Events of Default have occurred as a result of Original Borrowers’ noncompliance with Section 7.1, Section 7.12, Section 7.17 and Section 7.19 of the Credit Agreement (the “Current Events of Default”); and

WHEREAS, the Original Borrowers have requested that Administrative Agent and the other Lenders waive the Current Events of Default; and

WHEREAS, the Original Borrowers have requested that the Administrative Agent amend the Credit Agreement to include the addition of CTLLC, PUMPS and CTSLLC as new borrowers (the “New Borrowers”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. AMENDMENT

A. The terms “Borrower” and “Borrowers” as used in the Credit Agreement (including, without limitation, for purposes of the preamble and the definition of such terms contained in Article I of the Credit Agreement) are hereby amended to include, without limitation, each of the New Borrowers, mutatis mutandis, in addition to the other Current Borrowers.

B. The definition of “Note” contained in the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Note” shall mean the Revolving Credit Note, including, without limitation, each Amended and Restated Revolving Credit Note made and delivered in connection with and pursuant to Waiver and Amendment No. 1 hereto, dated as of March 17, 2004, each as amended, extended, restated, supplemented or otherwise modified from time to time.

II. WAIVER

A. The Original Borrowers and CTLLC entered into and consummated the following mergers: (a) the merger of BXI with and into PUI (the “PrO Unlimited Merger”); (b) the merger of USSI, CCServices, UPTSI with and into UPSI (the “Uniforce Merger”) (simultaneous with the Uniforce Merger, the name of UPSI changed to Uniforce Staffing Services, Inc.); (c) the merger of CTAS with and into CTLLC (the “CTLLC Merger”); and (d) the merger of CTNW with and into CTSOWI (the “CTSOWI Merger”) (collectively, the “Mergers”). The consummation of the Mergers were in violation of Section 7.1 of the Credit Agreement. Subject to Article III hereof, the Lenders hereby waive the Events of Default arising under Section 7.1 of the Credit Agreement resulting from the consummation of the Mergers.

B. PUI formed a new wholly-owned subsidiary, PUMPS, in violation of Section 7.12(a) of the Credit Agreement. Subject to Article III hereof, the Lenders hereby waive the Event of Default resulting from such violation.

C. CTS formed two new wholly-owned subsidiaries, CTLLC and CTSLLC in violation of Section 7.12(a) of the Credit Agreement. Subject to Article III hereof, the Lenders hereby waive the Event of Default resulting from such violation.

D. Holdings prepaid $2,000,000 of the principal amount of the Subordinated Notes by exchanging such Subordinated Notes for 513 shares of Holdings’s Series 2003B Convertible Preferred Stock in violation of Sections 7.17 and 7.19 of the Credit Agreement. Subject to Article III hereof, the Lenders hereby waive the Events of Default resulting from such violation.

III. CONDITIONS PRECEDENT

The effectiveness of the waivers set forth in Article II hereof is subject to the satisfaction of each of the following conditions:

A. Except for the transactions expressly set forth in Article II above, no Default or Event of Default is currently in existence.

B. COI and the Current Borrowers shall have delivered to the Administrative Agent a fully executed original of this Amendment.

C. COI and the Current Borrowers shall have delivered to the Administrative Agent fully executed Pledge Agreements in the form of Exhibit A attached hereto (the “Pledge Agreements”), pledging to the Lenders and the Administrative Agent all stock (or membership interests, in the case of a certificated limited liability company), as well as such stock or membership certificates and blank stock powers required to be delivered pursuant to the Pledge Agreements.

D. COI and the Current Borrowers shall have delivered to the Administrative Agent fully executed Amended and Restated Revolving Credit Notes in the form of Exhibit B attached hereto in favor of each Lender in the amount of each such Lender’s Commitment Percentage of the Maximum Revolving Advance Amount.

E. COI and the Current Borrowers shall have delivered to the Administrative Agent certified copies (in the case of PUMPS, certified by the Secretary of State of the State of New York) of all organizational documents, including without limitation, each certificate of incorporation, by laws or operating agreement, as applicable, of each New Borrower and Holdings.

F. The representations and warranties contained in Article VI hereof shall be true and correct as of the date hereof and as of the date of the satisfaction of each of the conditions contained above in this Article III.

IV. PLEDGORS CONSENT

The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements (as defined in the Credit Agreement), in all respects, after giving effect to the amendments and waivers set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor’s acknowledgment, consent or agreement to future amendments, consents or waivers, and nothing herein shall create such duty.

V. GUARANTORS’ CONSENT

The undersigned Guarantors, in their respective capacity as Guarantors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and each of them hereby restates, ratifies and confirms its respective joint and several guaranty of the prompt payment of the Obligations of the Current Borrowers pursuant to its Guaranty, in all respects, after giving effect to the amendments and waivers set forth herein and the consummation of the transactions contemplated hereby. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment, consent or agreement to future amendments, consents or waivers, and nothing herein shall create such duty.

VI. REPRESENTATIONS AND WARRANTIES

Each Current Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

A. The execution, delivery and performance by the Original Borrowers and New Borrowers signatory hereto of this Amendment and the transactions contemplated hereby (a) are within each Current Borrower’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of any such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Agency; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such party is a party or by which such party or any of its respective property is bound; (f) do not result in the creation or imposition of any Lien upon any Current Borrower’s property or any property of such Current Borrower’s respective Subsidiaries (other than Liens in favor of Administrative Agent) and (g) do not require the consent or approval of any Governmental Body or any other person.

B. This Amendment has been duly executed and delivered by each signatory hereto (other than the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C. Each representation and warranty of each Original Borrower or Current Borrower contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D. Each of the Mergers has been accomplished in accordance with all applicable law.

VII. MISCELLANEOUS

A. Each Current Borrower acknowledges and confirms to Administrative Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect, as hereby amended, and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Current Borrowers to the Administrative Agent and Lenders pursuant thereto and pursuant to the Notes, and, after giving effect to this Amendment, each Current Borrower hereby ratifies and affirms each of the foregoing documents to which it is a party.

B. Each Current Borrower acknowledges and reaffirms to the Administrative Agent and the Lenders that (i) the Liens granted to the Administrative Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Current Borrowers arising under the Credit Agreement, as hereby amended, and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C. Each Current Borrower acknowledges and agrees that, other than as expressly set forth herein in Article II hereof, no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D. Each New Borrower agrees that from the date hereof and so long as any Obligation under the Credit Agreement shall remain outstanding, each New Borrower shall be a Borrower (as defined in the Credit Agreement) for all purposes of the Credit Agreement and each such New Borrower hereby expressly assumes all Obligations as of the date hereof and each Current Borrower hereby expressly agrees that it is jointly and severally liable with each other Borrower (including, without limitation, each New Borrower) for all Obligations.

E. Each New Borrower hereby confirms that it has received a true and correct copy of the Credit Agreement and all Other Documents.

F. The Current Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Administrative Agent for, all of the Lenders’ out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Administrative Agent).

G. This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

H. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

*     *    *

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

UNIFORCE SERVICES, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

BRENTWOOD OF CANADA, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

BRENTWOOD SERVICE GROUP, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

CIT SOUTHEAST, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

COMFORCE TECHNICAL, LLC

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior Vice President – Finance

COMFORCE INFORMATION TECHNOLOGIES, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

PRO UNLIMITED MPS, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

COMFORCE TECHNICAL SERVICES, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

COMFORCE TELECOM, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

GERRI G., INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

CLINICAL LABFORCE OF AMERICA, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

LABFORCE SERVICES OF AMERICA, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

PRO UNLIMITED, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

CTS OF WASHINGTON, LLC

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

UNIFORCE STAFFING SERVICES, INC., as Borrower and Pledgor

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

SUMTEC CORPORATION

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

THISCO OF CANADA, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC.

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

Consented to and Agreed:

COMFORCE CORPORATION

By:	/s/ Robert F. Ende
Name:	Robert F. Ende
Title:	Senior V. P. – Finance

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent

By:
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:
Name:
Title: